EXHIBIT 10-2

AMENDMENT AND REINSTATEMENT OF SALE AGREEMENT

THIS AMENDMENT AND REINSTATEMENT OF SALE AGREEMENT (“Amendment”) is made as of October 9, 2012, by CENTRAL PACIFIC BANK, a Hawaii corporation (“Seller”), and TNP ACQUISITIONS, LLC, a Delaware limited liability company (“Buyer”).

Recitals:

(a) Seller and Buyer entered into a Purchase and Sale Agreement dated as of June 14, 2012 (the “Sale Agreement”) for the sale to Buyer of the Lahaina Gateway Center having a tax map designation of TMK (2) 4-5-11-8, located in Lahaina, Maui, Hawaii (the “Property”).

(b) The Closing Date under the Sale Agreement was set for June 29, 2012, and Seller and Buyer desire to reinstatement the Sale Agreement and to extend the Closing Date as provided in this Amendment.

Agreements:

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1. Capitalized Terms. Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Sale Agreement.

2. Reinstatement of Sale Agreement. Buyer revokes its prior cancellation of the Sale Agreement by letter from its counsel dated June 25, 2012, and agrees the Sale Agreement is reinstated and is in full force and effect, as modified by this Amendment.

3. Initial Deposit. The Initial Deposit currently held by Escrow Agent shall be deemed non-refundable, except as expressly contemplated in the Sale Agreement, as modified in this Amendment.

4. Additional Deposit. Within one (1) business day of the full execution of this Amendment, Buyer shall deliver directly to Escrow Agent the Additional Deposit of $250,000 by wire transfer. The Additional Deposit shall be non-refundable to Buyer except as expressly contemplated in the Sale Agreement, as modified by this Agreement.

5. Extension of Closing Date. The Closing Date set forth in Section 4.2 of the Sale Agreement is extended from June 29, 2012 to October 31, 2012.

6. Acceptance of Property. Buyer has accepted the Property and the Estoppel Certificates received from the Tenants. Buyer waives the conditions precedent to Buyer’s obligation to proceed to closing, as provided in the following sections of the Sale Agreement: Sections 3.1 (Title), 3.2 (Survey), 3.4 (Estoppel Certificates; SNDAs); 5.1 (Buyer’s Inspection), 8.3 (Ground Lessor’s Waiver of ROFO), 8.5 (Estoppel Certificates), and 8.6 (SNDAs). In addition, Buyer expressly accepts the effect on the Property, if any, of the Declaration of Restrictive Covenants dated December 26, 2003 recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 2003-286553 (the “Declaration”). Buyer’s obligation to close the transaction contemplated by the Sale Agreement is not conditioned upon or subject to Buyer’s obtaining any title endorsement with respect to the Declaration or any agreement or waiver from Seller or any third-party with respect to the Declaration. It is the intent of the parties that all third-party consents, approvals, waivers or other agreements have been obtained or waived, and the parties are ready and prepared to close the sale of the Property to Buyer.

7. Ratification and Confirmation. All of the terms, covenants and conditions of the Sale Agreement, as hereby modified, are ratified and confirmed and shall remain in full force and effect.

8. Execution of Amendment. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Amendment, and all of which, when taken together, shall be deemed to constitute one and the same agreement. The exchange of copies of this Amendment and or signature pages by facsimile transmission or scanned (PDF) email attachment shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile or e-mail attachment shall be deemed to be their original signatures for all purposes whatsoever.

[Signatures are on the following page]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CENTRAL PACIFIC BANK, a Hawaii corporation		TNP ACQUISITIONS, LLC, a Delaware limited liability company

		By	Thompson National Properties, LLC, a Delaware limited liability company Its Sole Member

By	/s/ Mark P. Harner
Mark P. Harner Its Vice President

Seller			By:	/s/ Stephen Corea
			Name:	Stephen Corea
			Title:	SVP Acquisitions

Buyer

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